Deposits	12 Months Ended
Dec. 31, 2016
Text Block [Abstract]
Deposits
(5)	Deposits:

At December 31, 2016, the scheduled maturities of other time deposits were as follows:

Years Ending December 31,
2017	$137,907
2018	97,986
2019	29,945
2020	16,811
2021	10,429

$293,078

The amount of other time deposits with a minimum denomination greater of $250,000 or more was approximately $79.7 million and $78.8 million at December 31, 2016, and December 31, 2015, respectively. At December 31, 2016 and December 31, 2015, directors, members of senior management and their affiliates had deposits in the Bank of approximately $2.1 million and $6.2 million, respectively.

Interest expense on deposits for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, is summarized as follows:

	2016	2015	2014
Interest bearing checking accounts	$1,183	1,105	1,253
Money market accounts	76	88	86
Savings	95	103	109
Other time deposits	2,886	3,735	4,155

	$4,240	5,031	5,603

The Bank maintains clearing arrangements for its demand, interest bearing checking accounts and money market accounts with BBVA Compass Bank. The Bank is required to maintain certain cash reserves in its account to cover average daily clearings. At December 31, 2016, average daily clearings were approximately $5.9 million.

At December 31, 2016, the Company had approximately $335,000 of deposit accounts in overdraft status and are reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2015, the Company had approximately $196,000 of deposit accounts in overdraft status and are reclassified to loans on the accompanying consolidated balance sheet. At December 31, 2016, and December 31, 2015, the Company had deposits classified as brokered deposits totaling $33.4 million and $34.4 million, respectively.